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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 30, 1997

                         Access Financial Lending Corp.
             (Exact name of registrant as specified in its charter)

     Delaware                      333-07837                     41-1768416
 (State or Other                  (Commission                  (I.R.S. Employer
 Jurisdiction of                  File Number)               Identification No.)
  Incorporation)

    400 Highway 169 South
          Suite 400
 St. Louis Park, Minnesota                                          55426
    (Address of Principal                                         (Zip Code)
      Executive Offices)

        Registrant's telephone number, including area code (612) 542-6500

                                    No Change
          (Former name or former address, if changed since last report)

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     Item 5. Other Events

     In connection with the offering of Access Financial Mortgage Loan Trust 1997-3 Mortgage Loan Pass-Through Certificates, Series 1997-3, described in a Prospectus Supplement dated as of October 23, 1997, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Not applicable

     (b)  Not applicable

     (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above).


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                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               ACCESS FINANCIAL LENDING CORP.
                                           -------------------------------------
                                            Registrant and on behalf of Access
                                           Financial Mortgage Loan Trust 1997-3

                                                   By: /s/ Leslie Zejelik Foster
                                                   -----------------------------
                                                   Name:   Leslie Zejdlik Foster
                                                   Title:  President

Dated: October 30, 1997

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                                  EXHIBIT INDEX

Exhibit No.                   Description
-----------                   -----------
99.1                          Related Computational Materials (as
                              defined in Item 5 above).